DIOMED HOLDINGS (DELAWARE), INC.

                           ---------------------------

                         CERTIFICATE OF DESIGNATIONS OF
                      CLASS A CONVERTIBLE PREFERRED STOCK,
                           PAR VALUE $0.001 PER SHARE

                           ---------------------------

       Pursuant to Section 151(g) of the Delaware General Corporation Law

                           ---------------------------

IT IS HEREBY CERTIFIED that:

     1. The name of the company (hereinafter called the "CORPORATION") is Diomed Holdings (Delaware), Inc., a corporation organized and now existing under the Delaware General Corporation Law ("DGCL").

     2. The Certificate of Incorporation of the Corporation (the "CERTIFICATE OF Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the "PREFERRED STOCK"), and expressly vests in the Board of Directors of the Corporation the authority to issue any or all of said shares by resolution or resolutions and to establish the designation and number of shares to be issued.

     3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the DGCL, has adopted the resolution set forth below to create a series of Preferred Stock designated as Class A Stock. Pursuant to said Section 151, the approval of the Corporation's shareholders was not required.

     RESOLVED, That Eighteen Million (18,000,000) shares of the Twenty Million (20,000,000) shares of Preferred Stock of the Corporation which are authorized shares as of the date of this certificate shall hereby be designated Class A Convertible Preferred Stock, par value $0.001 per share (the "CLASS A STOCK"), and shall possess the rights and preferences set forth below:

          1. DIVIDENDS. The holders of the Corporation's Class A Stock shall be entitled, when and if declared by the board of directors of the corporation (the "BOARD OF DIRECTORS"), to cash dividends and distributions out of funds of the corporation legally available for that purpose (collectively, "DISTRIBUTIONS") PRO RATA and PARI PASSU with the holders of the Corporation's common stock, par value $0.001 per share (the "COMMON STOCK"), such that the Distributions payable on each issued and outstanding share of the Class A Stock shall be equal to the amount paid on each issued and outstanding share of the Common Stock, and all Distributions shall be declared, paid and set aside ratably on the foregoing basis among the holders of the Class A

Stock and the holders of the Common Stock in proportion to the issued and outstanding shares of the Class A Stock and the Common Stock held by them.

          2. VOTING.

               (a) The holders of the Class A Stock shall each be entitled to vote the number of votes equal to the number of shares of the Common Stock into which such shares are to be converted pursuant to this Section 4 of this Certificate. Except as expressly set forth in this Section 2 of this Certificate, any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote thereon, including the Class A Stock, voting as one class.

               (b) The affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Stock voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Class A Stock in relation to the shares of the Common Stock.

          3. LIQUIDATION.

               (a) Upon the occurrence of a Liquidating Event (as defined below in Section 3(c) of this Certificate), whether voluntary or involuntary, the holders of the Class A Stock and the Common Stock of all classes shall be entitled to receive, PRO RATA and PARI PASSU out of the assets of the Corporation available for distribution to its stockholders or from the net proceeds from a sale, lease, exchange or other disposition of the assets of the Corporation (in any such case, the "PROCEEDS"), as applicable, as follows: the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Stock and the Common Stock such that the Proceeds distributed on account of each issued and outstanding share of the Class A Stock shall be equal to the amount distributed on account of each issued and outstanding share of the Common Stock in proportion to the issued and outstanding shares of the Class A Stock and the Common Stock held by them.

               (b) VALUATION. If any asset distributed to holders of the Corporation's common stock upon the occurrence of any Liquidating Event consists of property other than cash or securities, the value of such distribution shall be deemed to be the fair market value thereof at the time of such distribution, as determined in good faith by the Board of Directors. Any securities to be delivered pursuant to this Section 3 shall be valued as follows:

               (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by Section 3(b)(ii) of this Certificate shall be valued by the Board of Directors at the Market Price (as defined below in Section 3(d) of this Certificate); and

               (ii) Securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be valued by the Board of Directors at an appropriate discount from the Market Price, as reasonably determined by the Board of Directors in good faith, to reflect the adjusted fair market value thereof.

               (c) LIQUIDATING EVENT. Any of the following shall be considered a "LIQUIDATING EVENT" and shall entitle the holders of the Class A Stock and the Common Stock to receive promptly after the Corporation's realization thereof, in cash, securities or other property, those amounts specified in Section 3(a) of this Certificate and valued as provided in Section 3(b) of this Certificate:

               (i) any liquidation, dissolution or winding up of the Corporation; or

               (ii) any sale, lease, exchange or other disposition of all or substantially all the Corporation's assets.

               (d) As used herein, "MARKET PRICE" of any security means the average of the closing prices of such security's sales on the principal securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor origination, in each such case averaged over a period of five days consisting of the day prior to the day as of which Market Price is being determined and the four consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Market Price shall be the fair value thereof determined in good faith by the Board of Directors.

          4. CONVERSION OF SHARES OF THE CLASS A STOCK. Shares of the Class A Stock shall automatically convert into shares of the Common Stock on the basis set forth in, and subject to the limitations of, this Section 4 of this
Certificate:

               (a) CONVERSION RATIO.

               (i) Subject to and in compliance with the provisions of this
          Section 4, each one (1) share of the Class A Stock (or any fraction thereof) shall be converted into one (1) fully paid and nonassessable share (calculated as to each conversion to the nearest one-thousandth of a share) of the Common Stock. The ratio of 1:1, as adjusted pursuant to the Section 4(a)(ii) of this Certificate, is referred to as the "CLASS A CONVERSION RATIO."

               (ii) SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Corporation at any time or from time to time shall declare or pay any dividend on the shares of the Common Stock payable in shares of the Common Stock or in any right to acquire shares of the Common Stock, or shall effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the shares of any class of the Common Stock (by stock split, reclassification or otherwise), or if the outstanding shares of the Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of the Common Stock, then the Class A Conversion Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, such that each share of the Class A Stock is converted into those shares of the Common Stock that represent the economic equivalent of the shares of the Common Stock into which each share of the Class A Stock was convertible immediately prior to such dividend, subdivision, combination or reclassification.

               (b) AUTOMATIC CONVERSION. All of the outstanding shares of the Class A Stock shall automatically convert into shares of the Common Stock in accordance with the following Sections 4(c) through 4(n) of this Certificate.

               (c) CONVERSION OF SHARES ISSUED IN FORM OF SHARES. If and to the extent that shares of the Class A Stock are held by the Initial Holder to whom such shares were issued, and were not issued upon the exercise or conversion of Derivative Securities, such shares of the Class A Stock shall convert into shares of the Common Stock at the following rate:

               (i) on the date which is the last day of the second Month (the "BENCHMARK MONTH") after the Registration Effectiveness Date, 5% of the shares of the Class A Stock issued to the Initial Holder as a direct issuance of shares by this Corporation or its predecessor corporation shall automatically, and without any action on the part of such Initial Holder, convert into the Conversion Share Amount for such shares of the Class A Stock;

               (ii) subject to the following clause (iii), on the last day of each Month after the Benchmark Month until the twenty-third Month after the Effective Time Month, an additional 5% of the shares of the Class A Stock issued to the Initial Holder as a direct issuance of shares by this Corporation or its predecessor corporation shall automatically, and without any action on the part of such Initial Holder, convert into the Conversion Share Amount of the Class A Stock; and

               (iii) in all events, and whether or not the SEC has declared the Resale Registration Statement effective, on the last day of the Month that is the twenty-fourth Month after the Effective Time Month, the balance of the Class A Stock not theretofore converted into shares of the Common Stock shall automatically and without any action on the part of the holder thereof be converted into the Conversion Share Amount of the shares of the Class A Stock so held at such date.

The provisions of this Section 4(c) shall also apply to shares of the Class A Stock distributed to any holder as the Penalty Amount; PROVIDED, that if any of the Conversion Dates have occurred prior to the distribution of the Penalty Amount, then the shares of the Penalty Amount distributed to each such holder shall convert into shares of the Common Stock as if the shares of the Penalty Amount had been distributed to such holder as of the Effective Time and such holder had continuously held such shares through the actual date of distribution to such holder.

               (d) SHARES HELD BY TRANSFEREES OF INITIAL HOLDERS. No Transferee Holder shall have any greater right as to the conversion of the shares of Class A Stock that he holds than the Transferor Holder would have had if the Transferor Holder had not transferred such shares. The rate and amount at which any shares of the Class A Stock at the time held by a Transferee Holder convert into shares of the Common Stock shall be determined as follows:

               (i) for all purposes of all computations under this Section 4(d) of this Certificate, on each Conversion Date all shares of the Class A Stock held by Transferor Holder and all Related Transferee Holders shall be aggregated and the Conversion Share Amount determined in accordance therewith shall be allocated among the Transferor Holder and the Related Transferee Holders in proportion to the number of the Class A Stock held by the Transferor Holder and all of the Related Transferee Holders as of the date of determination before giving effect to such conversion. To the extent so permitted by the foregoing, on each Conversion Date the shares of the Class A Stock held by a Transferee Holder shall automatically and without any action on the part of such Transferee Holder convert into the Conversion Share Amount of such shares of the Class A Stock;

               (ii) on the last day of the Month that is the twenty-fourth Month after the Effective Time Month, the balance of the Class A Stock not theretofore converted into shares of the Common Stock shall automatically and without any action on the part of the holder thereof be converted into the Conversion Share Amount of the shares of the Class A Stock held by such Transferee Holder at such date; and

               (iii) to facilitate the foregoing provisions, the Corporation shall not be obligated to record any transfer of shares of the Class A Stock on its books and records unless the Transferor Holder (and any Transferee Holder that intends to transfer shares of the Class A Stock) shall have first provided the Corporation with information that identifies any Transferee Holder to whom the shares are to be transferred, the mailing address of each such Transferee Holder and the number of shares of the Class A Stock to be transferred to each such Transferee Holder. The Corporation shall maintain records as to Transferor Holders and Related Transferee Holders.

               (e) SHARES ISSUED UPON EXERCISE OR CONVERSION OF DERIVATIVE SECURITIES. If and to the extent that shares of the Class A Stock are held by a person who has obtained such shares upon the exercise or conversion of Derivative Securities, such shares of the Class A Stock shall convert into shares of the Common Stock at the same rate and in the same amounts as conversion would have occurred had such shares of the Class A Stock been issued to such person as shares in lieu of the Derivative Securities that were issued to such person. If any Derivative Securities are exercised or converted on a date which is after the Conversion Date referred to in clause (i) of Section 4(c) of this Certificate, then on the last day of the Month in which such exercise or conversion occurs shares of the Class A Stock issued on the exercise or conversion thereof shall automatically and without any action on the part of such person convert into that Conversion Share Amount which is the sum of all Conversion Share Amounts into which such shares of the Class A Stock would have been converted had they initially been issued to such person lieu of the Derivative Securities that were issued to such person.

               (f) POSTPONEMENT OF CONVERSION. If at any time or times prior to the end of the twelfth month after the Effective Time Month, the Board of Directors shall determine that the Corporation shall offer shares of the Common Stock (or any security convertible into shares of the Common Stock or any security upon the exercise of which shares of the Common Stock may be acquired) to the public or otherwise for purposes of raising funds or acquiring other entities, the Corporation may direct by written notice to all holders of the Class A Stock that further conversion of those shares of the Class A Stock that have not as of such date converted into shares of the Common Stock be postponed for a period of time determined in good faith by the Board of Directors; PROVIDED, that this provision shall in no event postpone any permitted date for conversion beyond the last day of the twenty-fourth Month after the Effective Time Month. At the expiration of the period determined by the Board of Directors, conversion of the shares of the Class A Stock shall resume at the rate and in the amounts to be set by the Board of Directors in its sole discretion, which rate and which amounts shall not, however, exceed two times the rates and amounts respectively set forth in clauses (i), (ii) and (iii) of
Section 4(c) of this Certificate, without any additional accumulation to account for conversion that would have occurred but for the operation of this Section 4(f).

               (g) SUBSTITUTION OF PROVISIONS GOVERNING CONVERTIBILITY. If at any time or time prior to the end of the twenty-fourth month after the Effective Time Month, the Board of Directors shall enter into a definitive agreement providing for a business combination with a party whose equity securities are registered under the Exchange Act or otherwise are publicly traded and is not an Affiliate of the Corporation, the Board of Directors may determine that upon the consummation of such business combination the provisions of this Section 4 of this Certificate that determine the rate and amounts at which shares of the Class A Stock convert into shares of the Common Stock shall terminate and shall be replaced by other provisions governing the rate and amounts at which shares of the Class A Stock (or shares into which such shares are convertible or exchangeable) convert into shares of the Common Stock (or shares into which such shares are convertible or exchangeable) as long as:

               (i) the Board of Directors and the Corporation's stockholders approve the business combination;

               (ii) the new provisions apply equally to all shares of the Class A Stock at the time outstanding; and

               (iii) the new provisions are in substance not less favorable to the holders of the Class A Stock than the existing provisions governing the rate and amount at which shares of the Class A Stock convert.

               (h) DISCRETIONARY TERMINATION OF RESTRICTIONS ON CONVERSION. Notwithstanding the provisions of Section 4(c) of this Certificate, at any time after the later of (i) the end of the third Month after the Registration Effectiveness Date and (ii) the end of the twelfth month after the Effective Time Month, the Board of Directors may in its sole discretion accelerate the rate or increase the amounts at which shares of the Class A Stock convert into shares of the Common Stock; PROVIDED, that such acceleration shall apply equally to all shares of the Class A Stock then outstanding. Without limiting the foregoing, the Board of Directors may provide that acceleration of rate and/or amount will occur if the Corporation meets performance objective designated by the Board of Directors.

               (i) DETERMINATIONS BY THE CORPORATION. In determining Conversion Share Amounts, the determination of the Corporation shall be final, absent manifest error. All Conversion Share Amounts shall be rounded to the nearest one-thousandth of a share.

               (j) CONVERSION PROCEDURE.

               (i) Each conversion of shares of the Class A Stock shall be deemed to have been effected as of the close of business on the date on which such shares of the Class A Stock are converted pursuant to the terms of Section 4 of this Certificate. At the time any such conversion has occurred, the rights of the holder of the shares converted as a holder of shares of the Class A Stock shall cease, and the person or persons such shares of the Class A Stock shall become the holder or holders of record of the shares of the Common Stock into which such shares of the Class A Stock were converted.

               (ii) Subject to the provisions of Section 5 of this Certificate, each holder of the Class A Stock that holds certificated shares of the Class A Stock may at its option at any time deposit with the Corporation or the Corporation's transfer agent one or more certificates representing shares of the Class A Stock with irrevocable written instructions to such transfer agent (with signature medallion guaranteed) to issue to such holder on each and every date on which conversion occurs pursuant to clauses (i), (ii) and (iii) of Section 3(d) of this Certificate share certificates respectively representing the corresponding Conversion Share Amounts and deliver such certificates to such depositing holder at its address on the Corporation's books and records. In addition, any holder of the Class A Stock who has not elected to so deposit its shares of the Class A Stock with the Corporation's transfer agent may at any time and from time to time deliver to the Corporation or its transfer agent one or more certificates representing shares of the Class A Stock with irrevocable written instructions (with signature medallion guaranteed) to issue to such holder share certificates reflecting any conversions to shares of the Common Stock that have theretofore occurred, if in either such case, within 10 business days after conversion of shares of the Class A Stock has occurred, if a properly executed deposit request has been made, or within 10 business days after the Corporation or its transfer agent has received a properly signed conversion request, the Corporation shall deliver to the converting holder:

                    (A) a certificate or certificates representing the number of shares of the Common Stock issuable by reason of such conversion consistent with Section 4 of this Certificate; and

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

                    (B) if a holder has requested conversion, a certificate
               representing any shares of the Class A Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which have not converted.

               (iii) The issuance of certificates for shares of the Common Stock upon conversion of shares of the Class A Stock pursuant to the foregoing clause (ii) shall be made without charge to the holders of such shares of the Class A Stock for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of the Class A Stock) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of the Common Stock. Upon conversion of each share of the Class A Stock, the Corporation shall take all such actions as are necessary in order to ensure that the shares of the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

               (iv) The Corporation shall not close its books against the transfer of Common Stock of any class issued or issuable upon conversion of shares of the Class A Stock in any manner which interferes with the timely conversion of Stock. The Corporation shall assist and cooperate with any holder of such shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation). Shares of the Class A Stock that have been converted shall be cancelled and shall not be held in treasury or otherwise be available for reissuance.

               (k) EXTRAORDINARY EVENT. Prior to the consummation of any Extraordinary Event, subject to the provisions of Section 4(g) of this Certificate, the Corporation shall make appropriate provisions to ensure that each of the holders of the shares of the Class A Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore receivable upon the conversion of such holder's Class A Stock, such shares of stock, securities or assets as such holder would have received in connection with such Extraordinary Event if such holder had converted its shares of Class A Stock immediately prior to such Extraordinary Event. In each such case, subject to the provisions of
Section 4(g) of this Certificate, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 4 shall thereafter be applicable to the shares of the Class A Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Class A Conversion Ratio reflecting the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of the Common Stock acquirable and receivable upon conversion of shares of the Class A Stock). Subject to the provisions of Section 4(g) of this Certificate, the Corporation shall not effect any Extraordinary Event, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes in writing the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. As used herein, "EXTRAORDINARY EVENT" means the occurrence or consummation of a transaction or series of related transactions resulting in:
(i) a merger, consolidation, sale or reorganization in which the Corporation or any of its subsidiaries is not the surviving corporation; or (ii) a sale, lease or exchange, directly or indirectly, of all or substantially all of the property and assets of the Corporation, whether or not in the ordinary course of business.

               (l) NO IMPAIRMENT. Except as expressly provided in Section 4(g) of this Certificate, the Corporation will not, by amendment of this Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this
Section 4 and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of the Class A Stock against impairment.

               (m) RESERVATION OF COMMON STOCK. The Corporation shall, at all times when shares of the Class A Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of shares of the Class A Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Stock. Before taking any action which would cause the effective purchase price for the shares of the Class A Stock to be less than the par value of the shares of the Class A Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such effective purchase price.

               (n) DEFINITIONS. As used in this Certificate, the following terms shall have the following definitions:

          "AFFILIATE" has the meaning given to "affiliate of an issuer" under Rule 144.

          "AGREEMENT AND PLAN OF MERGER" means the Agreement and Plan of Merger, dated as of January 29, 2002, by and among Diomed Holdings, Inc., a Nevada corporation which is the predecessor by merger of this Corporation, Diomed Acquisition Corp. and Diomed Inc.

          "CONVERSION DATES" means the dates referred to in clauses (i), (ii) and (iii) of Section 4(c) of this Certificate on which conversion of the shares of Class A Stock occurs.

          "CONVERSION SHARE AMOUNT" means the number of shares of the Common Stock equal to the product of the (i) Class A Conversion Ratio at the time in effect and (ii) the number of shares of the Class A Stock as to which conversion is occurring. For the avoidance of doubt, if the Class A Conversion Ratio is 1:1 and the number of shares of the Class A Stock as to which conversion is occurring is 300, the Conversion Share Amount is 300 shares of the Common Stock.

          "DERIVATIVE SECURITIES" means stock options, warrants, convertible shares, convertible notes and convertible debentures of the Corporation or its predecessor corporation, including stock options and common stock purchase warrants that became obligations of the Corporation as part of the Merger.

          "EFFECTIVE TIME" has the meaning given it in the Agreement and Plan of Merger.

          "EFFECTIVE TIME MONTH" means the Month and year in which the Effective Time occurred.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "INITIAL HOLDER" means the person to whom the Corporation or its predecessor has directly issued the Class A Shares in question, including any former stockholder of Diomed, Inc. to whom the Corporation issued shares of the Class A Stock upon the Merger.

          "MERGER" has the meaning given it in the Agreement and Plan of Merger.

          "MERGER CONSIDERATION SHARES" has the meaning given it in the Agreement and Plan of Merger.

          "MONTH" means any full calendar month.

          "PENALTY AMOUNT" has the meaning given it in the Agreement and Plan of Merger.

          "RELATED TRANSFEREE HOLDERS" means all Transferee Holders to whom a given Transferor Holder has transferred shares of the Class A Stock, directly or indirectly, in one or more transactions.

          "REGISTRATION EFFECTIVENESS DATE" means the date on which the SEC first declares the Resale Registration Statement effective.

          "RESALE REGISTRATION STATEMENT" has the meaning given it in the Agreement and Plan of Merger.

          "RULE 144" means Rule 144 promulgated under the Securities Act, as amended from time to time.

          "SEC" means the U.S. Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "TRANSFEREE HOLDER" means any person who is the direct or indirect transferee (whether for value or otherwise) of shares of the Class A Stock.

          "TRANSFEROR HOLDER" means an Initial Holder who transferred all or part of the shares of the Class A Stock issued to him.

          5. UNCERTIFICATED SHARES. The shares of the Class A Stock shall be uncertificated shares; provided, that in accordance with Section 158 of the DGCL every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation representing the number of shares owned of record by such holder in certificate form.

          6. NEGATIVE COVENANTS. For so long as One Million (1,000,000) shares of the Class A Stock remain issued and outstanding (appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like), the Corporation shall not, without first having obtained the affirmative vote or written consent of the holders of at least 66 2/3% of the shares of the Class A Stock at the time issued and outstanding to:

               (a) create, authorize or issue any other class or series of capital stock of the Corporation senior to or on parity with the Class A Stock in any respect, or increase the number of authorized shares of any such class or series of capital stock, or increase the authorized number of shares of the Class A Stock;

               (b) create, authorize or issue any bonds, notes or other securities convertible into, exchangeable for, or evidencing the right to purchase shares of any class or series of capital stock of the Corporation senior to or on parity with the Class A Stock in any respect;

               (c) pay a dividend on or repurchase any shares of capital stock of the Corporation, other than as necessary to satisfy the terms of the Class A Stock, or repurchases of shares of Common Stock issued pursuant to stock purchase or stock option plans or subject to stock repurchase agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment;

               (d) merge with or into or consolidate with any other corporation, or sell, lease, or otherwise dispose of all or substantially all of its properties or assets, or voluntarily liquidate, dissolve or wind up;

               (e) amend or repeal the Certificate of Incorporation or By-laws in any manner that adversely affects the rights of the holders of the Class A Stock

               (f) reclassify any securities of the Corporation that are junior to the Class A Stock into securities that are senior to or on parity with the Class A Stock in any respect;

               (g) incur any debt in excess of $1,000,000 secured by assets of the Corporation or its subsidiaries other than debt to a commercial bank or other lending institution which is secured solely by accounts receivable and/or inventory; or

               (h) substantially alter the nature of the business of the Corporation from that carried on as of the date of initial original issue of shares of the Class A Stock.

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

          IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designations as the act and deed of the corporation referenced above.

                                              /s/ LISA M. BRUNEAU
                                              ----------------------------------
                                              Name: Lisa M. Bruneau
                                              Title: Secretary

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